UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 29, 2007

Intelsat, Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	000-50262	98-0346003
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Wellesley House North, 2nd Floor, 90 Pitts Bay Road, Pembroke, Bermuda	HM 08
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 294-1650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS

On November 27, 2007, Intelsat Holdings, Ltd. (“Parent”), the sole shareholder of Intelsat, Ltd. (the “Company”), was informed by the U.S. Department of the Treasury that the Committee on Foreign Investment in the United States (“CFIUS”) had reviewed a joint voluntary notice delivered to it by Parent and Serafina Holdings Limited (“Serafina”) relating to the proposed acquisition (the “Acquisition”) of Parent by a subsidiary of Serafina, and that CFIUS had determined that there were no unresolved national security issues, thereby concluding action under Section 721 of the U.S. Defense Production Act of 1950, as amended (commonly referred to as “Exon-Florio”). The Acquisition remains under review by the U.S. Federal Communications Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2007

INTELSAT, LTD.

By:	/s/ Phillip L. Spector
Name:	Phillip L. Spector
Title:	Executive Vice President and General Counsel